UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 29, 2023

DOMA HOLDINGS, INC.

(Exact name of Registrant, as specified in its charter)
Delaware	001-39754	84-1956909
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

101 Mission Street, Suite 1050
San Francisco, California 94105
(Address of principal executive offices) (Zip code)

650-419-3827
(Registrant's telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	DOMA	The New York Stock Exchange
Warrants to purchase common stock	DOMA.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 29, 2023, Doma Holdings, Inc. (the “Company” or “Doma”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment to its Certificate of Incorporation (the “Charter Amendment”) to effect a 1-for-25 reverse stock split of the Company’s common stock (the “Reverse Stock Split”) and a corresponding adjustment to its authorized capital stock, effective as of 11:59 p.m. Eastern Daylight Time on June 29, 2023. The foregoing descriptions of the Charter Amendment are not complete and are subject to, and qualified in their entirety by, the complete text of the Charter Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K, and incorporated by reference into this Item 5.03.

Item 8.01 Other Events.

On June 29, 2023, the Company issued a press release announcing that it had filed the Charter Amendment with the Secretary of State of the State of Delaware and other matters related to the Reverse Stock Split.

A copy of the press release announcing these matters is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.
3.1	Certificate of Amendment to the Certificate of Incorporation of Doma Holdings, Inc.
99.1	Press Release dated June 29, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2023

By:	/s/ Mike Smith
Name:	Mike Smith
Title:	Chief Financial Officer